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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ____________

                                    FORM 8-K
                                  ____________

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934
                                  ____________

        Date of report (Date of earliest event reported): October 2, 2007


                        MEDIANET GROUP TECHNOLOGIES, INC.
                        ---------------------------------
               (Exact Name of Registrant as Specified in Charter)


           Nevada                    0-32307                    13-4067623
           ------                    -------                    ----------
(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)              Identification No.)


         5100 W. Copans Road, Suite 710, Margate, Florida       33063
         ------------------------------------------------    ----------
             (Address of Principal Executive Offices)        (Zip code)


        Registrant's telephone number, including area code (954) 974-5818


          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))
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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

MediaNet Group Technologies, Inc., the Company, has announced the resignation of Mr. Larry Lipman as a Director of the Company, effective October 2, 2007.

MediaNet Group Technologies, Inc., the Company, announced the appointment of 2 new Members of the Board of Directors effective November 5, 2007.

Bruce L. Hollander, Retired Chairman of the Board, Chief Executive Officer and President of BioLok International. Mr. Hollander has been President and Chief Executive Officer of BioLok since 1996, and Chairman of the Board of Directors since 1998.

Mr. Hollander was sole owner of Lion Wines and Spirits, a Florida beverage distributor from 1991 to 1995; and President of B.L. Hollander & Associates, a business consultant to a number of companies, including Kohlberg, Kravis, Roberts & Co., from 1982 to 1984. Prior to 1982 he was an executive with Incom International, Rockwell International and General Electric. Mr. Hollander received a BSIE from the Pratt Institute, a MSEM from Union College (GE - Co-op.) and is an APICS certified fellow.

Brent Gephart is presently CEO and President of Card Processing Consultants, Inc who act as consultants for Fortune 100 banks including Fiserv, merchant processing companies and Fortune 5000 companies. His company is a Registered MSR/ISO for Royal Bank of Scotland.

Prior to that, he served as COO and Executive Vice President Sales and Marketing for Financial Services for Innuity, Inc. where he developed strategic partnerships with stored value debit card issuers and developed the companies own private label stored value issuing program. He developed offshore banking and acquiring relationships for U.S. merchants pursuing offshore incorporations (IBC's) in the E.U. and L.A.C.R.

Mr. Gephart also served as Executive Vice President U.S. Corporate Strategy and Alternative Distribution for Moneris Solutions, Inc and was previously Director of Marketing and Director of Corporate Strategy for Chase Merchant Services, the acquiring division of J.P. Morgan Chase.

Additionally, Mr. Gephart attended Visa Bankcard Management School at Harvard University.

ITEM 8.01 OTHER EVENTS.

On October 4, 2007, the registrant consummated the private purchase from a single individual, of 1,360,834 common shares of the company. Said shares represented approximately 10% of the outstanding common shares of the company as of October 4, 2007. The shares were unregistered and were purchased at a price of .01 per share.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MEDIANET GROUP TECHNOLOGIES, INC.
                                       (Registrant)


Date: October 5, 2007                  By: /s/ Martin A. Berns
                                           -------------------
                                           Martin A. Berns
                                           President

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